Common Shares	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Common shares
15.	Common shares
The Group’s common shares are divided into Class A common shares and Class B common shares. Holders of Class A common shares will be entitled to one vote per share, while holders of Class B common shares will be entitled to 15 votes per share. Each Class B common share is convertible into one Class A common share at any time by the holder thereof, while Class A common shares are not convertible into Class B common shares under any circumstances. Upon any sale, transfer, assignment or disposition of Class B common shares by a holder thereof to any person or entity that is not an affiliate of such holder, such Class B common shares shall be automatically and immediately converted into an equal number of Class A common shares.
The holders of common shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to prior rights of holders of all other classes of shares outstanding.

In March 2023 and March 2024, board of directors authorized a share repurchase program under which the Company may apply existing funds to purchase up to an aggregate of US$ 5 million worth of the Company’s ADSs over the next 12 months, depending on market conditions and in accordance with applicable laws and the Company’s securities trading policy.
During the years ended December 31, 2023, 2024 and 2025, the Company repurchased 30,333,340 shares, 3,546,960 shares and nil shares, respectively. The account balance of treasury stock were RMB29,513 and RMB29,513 as of December 31, 2024 and 2025, respectively.